UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): August 17, 2009

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 17, 2009, in response to a comment from the staff of the Securities and Exchange Commission (the “Commission”), the Company filed material agreements relating to its alliance with sanofi-aventis regarding the codevelopment and cocommercialization of PLAVIX® / ISCOVER® (clopidogrel bisulfate) and its alliance with Otsuka Pharmaceutical Co., Ltd. regarding the codevelopment and cocommercialization of ABILIFY® (aripiprazole).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Bylaws (Statuts) of Sanofi Pharma Bristol-Myers Squibb, a partnership (societe en nom collectif) organized under French law, dated as of June 6, 1997. English Translation.

10.2	Internal Regulation (Reglement Interieur) of Sanofi Pharma Bristol-Myers Squibb dated as of June 6, 1997 and effective as of January 1, 1997. English Translation. †

10.3	Partnership Agreement of Bristol-Myers Squibb Sanofi Pharmaceuticals Holding Partnership between Sanofi Pharmaceuticals, Inc. and Bristol-Myers Squibb Company Investco, Inc. dated as of January 1, 1997. †

10.4	Territory A Alliance Support Agreement between Sanofi and Bristol-Myers Squibb Company dated as of January 1, 1997. †

10.5	Amendment No. 1 to the Territory A Alliance Support Agreement between Sanofi-Synthelabo and Bristol-Myers Squibb Company dated as of October 17, 2001. †

10.6	Territory B Alliance Support Agreement between Sanofi and Bristol-Myers Squibb Company dated as of January 1, 1997. †

10.7	Amendment No. 1 to the Territory B Alliance Support Agreement between Sanofi-Synthelabo and Bristol-Myers Squibb Company dated as of October 17, 2001. †

10.8	Clopidogrel Intellectual Property License and Supply Agreement between Sanofi and Sanofi Pharma Bristol-Myers Squibb dated as of January 1, 1997. †

10.9	Clopidogrel Intellectual Property License and Supply Agreement between Sanofi and Bristol-Myers Squibb Sanofi Pharmaceuticals Holding Partnership dated as of January 1, 1997. †

10.10	Product Know-How License Agreement among Sanofi, Bristol-Myers Squibb Company and Sanofi Pharma Bristol-Myers Squibb dated as of January 1, 1997. †

10.11	Product Know-How License Agreement among Sanofi, Bristol-Myers Squibb Company and Bristol-Myers Squibb Sanofi Pharmaceuticals Holding Partnership dated as of January 1, 1997. †

10.12	Restated Development and Commercialization Collaboration Agreement between Otsuka Pharmaceutical Co., Ltd. and Bristol-Myers Squibb Company dated as of October 23, 2001. †

10.13	Amendment No. 3 to the Restated Development and Commercialization Collaboration Agreement between Otsuka Pharmaceutical Co., Ltd. and Bristol-Myers Squibb Company dated as of September 25, 2006. †

10.14	Amendment No. 5 to the Restated Development and Commercialization Collaboration Agreement between Otsuka Pharmaceutical Co., Ltd. and Bristol-Myers Squibb Company effective as of April 4, 2009. †

†	Confidential treatment has been requested for certain portions which are omitted in the copy of the exhibit electronically filed with the Commission. The omitted information has been filed separately with the Commission pursuant to the Company’s application for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: August 17, 2009	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Bylaws (Statuts) of Sanofi Pharma Bristol-Myers Squibb, a partnership (societe en nom collectif) organized under French law, dated as of June 6, 1997. English Translation.

10.2	Internal Regulation (Reglement Interieur) of Sanofi Pharma Bristol-Myers Squibb dated as of June 6, 1997 and effective as of January 1, 1997. English Translation. †

10.3	Partnership Agreement of Bristol-Myers Squibb Sanofi Pharmaceuticals Holding Partnership between Sanofi Pharmaceuticals, Inc. and Bristol-Myers Squibb Company Investco, Inc. dated as of January 1, 1997. †

10.4	Territory A Alliance Support Agreement between Sanofi and Bristol-Myers Squibb Company dated as of January 1, 1997. †

10.5	Amendment No. 1 to the Territory A Alliance Support Agreement between Sanofi-Synthelabo and Bristol-Myers Squibb Company dated as of October 17, 2001. †

10.6	Territory B Alliance Support Agreement between Sanofi and Bristol-Myers Squibb Company dated as of January 1, 1997. †

10.7	Amendment No. 1 to the Territory B Alliance Support Agreement between Sanofi-Synthelabo and Bristol-Myers Squibb Company dated as of October 17, 2001. †

10.8	Clopidogrel Intellectual Property License and Supply Agreement between Sanofi and Sanofi Pharma Bristol-Myers Squibb dated as of January 1, 1997. †

10.9	Clopidogrel Intellectual Property License and Supply Agreement between Sanofi and Bristol-Myers Squibb Sanofi Pharmaceuticals Holding Partnership dated as of January 1, 1997. †

10.10	Product Know-How License Agreement among Sanofi, Bristol-Myers Squibb Company and Sanofi Pharma Bristol-Myers Squibb dated as of January 1, 1997. †

10.11	Product Know-How License Agreement among Sanofi, Bristol-Myers Squibb Company and Bristol-Myers Squibb Sanofi Pharmaceuticals Holding Partnership dated as of January 1, 1997. †

10.12	Restated Development and Commercialization Collaboration Agreement between Otsuka Pharmaceutical Co., Ltd. and Bristol-Myers Squibb Company dated as of October 23, 2001. †

10.13	Amendment No. 3 to the Restated Development and Commercialization Collaboration Agreement between Otsuka Pharmaceutical Co., Ltd. and Bristol-Myers Squibb Company dated as of September 25, 2006. †

10.14	Amendment No. 5 to the Restated Development and Commercialization Collaboration Agreement between Otsuka Pharmaceutical Co., Ltd. and Bristol-Myers Squibb Company effective as of April 4, 2009. †

†	Confidential treatment has been requested for certain portions which are omitted in the copy of the exhibit electronically filed with the Commission. The omitted information has been filed separately with the Commission pursuant to the Company’s application for confidential treatment.